Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2019
Earnings Per Share
Schedule of calculations of basic and diluted earnings per common share

(dollars in thousands, except per share data)	2019	2018	2017
Basic earnings per share:
Net income available to shareholders	$16,114	$10,714	$3,414
Average shares outstanding	6,276,236	6,268,050	6,300,237
Basic earnings per share	$2.57	$1.71	$0.54
Diluted earnings per share:
Net income available to shareholders	$16,114	$10,714	$3,414
Average shares outstanding	6,276,236	6,268,050	6,300,237
Effect of dilutive stock options	—	5,244	5,717
Average shares outstanding including dilutive stock options	6,276,236	6,273,294	6,305,954
Diluted earnings per share	$2.57	$1.71	$0.54